SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  E-LOAN, INC.
                      -------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies: N/A

       (2)  Aggregate number of securities to which  transaction  applies: N/A

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

       (4)  Proposed maximum aggregate value of transaction: N/A

       (5)  Total fee paid: N/A

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount Previously Paid: N/A

       (2)  Form, Schedule or Registration Statement No.: N/A

       (3)  Filing Party: N/A

       (4)  Date Filed: N/A

                                    --------
                                     E-LOAN
                                    --------

                                   May 4, 2004

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of E-LOAN, Inc., which will be held at the Marriott Hotel, located at 2600 Bishop Drive, San Ramon, California 94583, on June 11, 2004, at 10:00 a.m.

         Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Instructions in the proxy card or voting instruction form will tell you how to vote over the Internet, by telephone or by returning your proxy card. The proxy statement explains more about proxy voting. Please read it carefully.

         I strongly encourage you to receive future annual reports and proxy statements electronically and help us save costs in producing and distributing these materials. Most of you can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Please refer to page 3 of the proxy statement and your proxy card for further information.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. I look forward to greeting as many of our stockholders as possible.

                                            Sincerely,



                                            Christian A. Larsen
                                            CHIEF EXECUTIVE OFFICER, PRESIDENT
                                            AND CHAIRMAN OF THE BOARD

                                    --------
                                     E-LOAN
                                    --------

                            6230 STONERIDGE MALL ROAD
                          PLEASANTON, CALIFORNIA 94588

                   ------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 11, 2004

                   ------------------------------------------




TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of E-LOAN, Inc., a Delaware corporation (the "Company"), will be held on Friday, June 11, 2004, at 10:00 a.m., local time, at the Marriott Hotel, located at 2600 Bishop Drive, San Ramon, California 94583 for the following purposes:

         1. To elect two (2) Class II directors to hold office for a term ending in 2007 and until their successors are elected.

         2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

         3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on April 15, 2004 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

                                         FOR THE BOARD OF DIRECTORS


                                         Matthew Roberts
                                         CHIEF FINANCIAL OFFICER AND SECRETARY


Pleasanton, California
May 4, 2004

                                  E-LOAN, INC.

                            6230 STONERIDGE MALL ROAD
                          PLEASANTON, CALIFORNIA 94588
                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

         This Proxy Statement and the enclosed Annual Report are being sent to all stockholders of record as of the close of business on April 15, 2004 for delivery beginning May 4, 2004 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders on June 11, 2004. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report should not be deemed to be part of the Proxy Statement.

WHO CAN ATTEND THE ANNUAL MEETING?

         Only stockholders of the Company as of the record date, April 15, 2004, their authorized representatives and guests of the Company will be able to attend the Annual Meeting. At the record date, 62,521,709 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding. No shares of the Company's Preferred Stock are outstanding.

WHO IS ENTITLED TO VOTE?

         All holders of record of the Company's Common Stock at the close of business on April 15, 2004 will be entitled to vote at the 2004 Annual Meeting. Each share is entitled to one vote on each matter properly brought before the meeting.

HOW DO I VOTE?

         You can vote either in person at the annual meeting or by proxy without attending the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your previously delivered proxy will not be counted.

         Follow the instructions on your proxy card or voting instruction form. Telephone and Internet voting is available to all stockholders who hold their shares in "street name".

         Stockholders voting by proxy may use one of the following three options:

o filling out the enclosed proxy card, or if you hold your shares in "street name," voter instruction form, signing it, and mailing it in the enclosed postage-paid envelope;

o voting by telephone (for stockholders who hold their shares in "street name"); or

o voting by Internet (for stockholders who hold their shares in "street name").

         If you hold your shares in "street name," please refer to the information forwarded by your bank, broker or other holder of record to see which options are available to you.

         The telephone and Internet voting facilities for stockholders will close at 11:59 p.m. eastern standard time on June 10, 2004. If you vote over the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible. The telephone and Internet voting procedures are designed to authenticate stockholders and to allow you to confirm that your instructions have been properly recorded.

HOW DO I SPECIFY HOW I WANT MY SHARES VOTED?

         If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.

         If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors or Audit Committee on that proposal. That recommendation is shown for each proposal on the proxy card.

HOW DO I VOTE IF I AM A BENEFICIAL STOCKHOLDER?

         If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote the shares. You should complete a voting instruction form which your broker or nominee is obligated to provide you. If you wish to vote in person at the meeting, you must first obtain from the record holder a legal proxy issued in your name.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

         At the Annual Meeting, the following items will be voted upon:

         (i)      the election of two Class II directors;

         (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2004.

         The Board of Directors of E-LOAN knows of no other matters that may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

WHAT ARE THE BOARD OF DIRECTORS AND AUDIT COMMITTEE VOTING RECOMMENDATIONS?

         For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of directors and the Company's Audit Committee recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2004.

HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

         A plurality of the votes cast at the meeting is required to elect directors. The affirmative vote of a majority of the shares present in person or by proxy is required for ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for 2004.

HOW ARE THE VOTES COUNTED?

         In accordance with the laws of the State of Delaware and the Company's Restated Certificate of Incorporation and Bylaws,

         (i) for the election of directors, which requires a plurality of the votes cast in person or by proxy, only proxies and ballots indicating votes "FOR all nominees," "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; abstentions and broker non-votes are not counted; and

         (ii) for the adoption of all proposals which require the majority of the votes cast in person or by proxy, only proxies and ballots indicating votes "FOR," "AGAINST" or "ABSTAIN" on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote; however, abstentions and broker non-votes have the effect of a negative vote.

HOW CAN I REVOKE MY PROXY?

         You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions: (i) by giving timely written notice of the revocation to the Secretary of the Company; (ii) by executing and delivering a proxy with a later date; or (iii) by voting in person at the meeting.

HOW DO I DESIGNATE MY PROXY?

         If you wish to give your proxy to someone other than Christian A. Larsen and Matthew Roberts, you may do so by crossing out their names appearing on the proxy card and inserting the name of another person. The person you have designated on the proxy card must present the signed card at the meeting.

WHO COUNTS THE VOTES?

         Tabulation of proxies and the votes cast at the meeting is conducted by an independent agent and certified to by an independent inspector of election.

CAN I ACCESS THE COMPANY'S PROXY MATERIALS AND ANNUAL REPORT ELECTRONICALLY?

         If you would like to view future proxy statements and annual reports over the Internet instead of receiving paper copies, you can elect to do so either by voting at http://www.proxyvote.com or by visiting http://www.investordelivery.com. Your election to view these documents over the Internet will remain in effect until you revoke it. Please be aware that if you choose to access these materials over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. If you choose to view future proxy statements and annual reports over the Internet, next year you will receive an e-mail with instructions on how to view those materials and vote.

WHAT IS "HOUSEHOLDING"?

         We have adopted a procedure called "householding", which has been approved by the Securities and Exchange Commission. Under this procedure, a single copy of the annual report and proxy statement will be sent to any household at which two or more stockholders reside if they appear to be members of the same family, unless one of the stockholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees.

         You do not need to do anything in order to participate in the householding program. If we do not receive instructions to the contrary within 60 days after the mailing of this notice, you will be deemed to have consented to the receipt of only one set of our future shareholder mailings by your household. Your consent will be perpetual unless you withhold it or revoke it. Also, you may have already consented to householding through a prior mailing.

         If you wish to continue to receive separate annual reports, proxy statements, prospectuses and other disclosure documents for each account in your household, you must withhold your consent to our householding program by checking the appropriate box on the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Even if you vote by telephone or internet, the enclosed proxy card must be returned and marked appropriately to withhold your consent to householding.

HOW DO I REVOKE MY CONSENT TO THE HOUSEHOLDING PROGRAM?

         Even if you do not withhold your consent to the householding program at this time, you may always revoke your consent at a future date. You may revoke your consent by contacting ADP, either by calling toll free at (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. You will be removed from the householding program within 30 days of receipt of your revocation of your consent.

         A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

         Allowing us to household annual meeting materials or electing to view them electronically will help us save on the cost of printing and distributing these materials.

WHO WILL PAY FOR THE COSTS INVOLVED IN THE SOLICITATION OF PROXIES?

         The Company will bear the cost of soliciting proxies. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

WHAT IS THE DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING?

         Any of our eligible stockholders who wish to submit a proposal for action at our next annual meeting of stockholders and desires that such proposal be considered for inclusion in our proxy statement and form of proxy relating to such meeting must provide a written copy of the proposal to us at our principal executive offices not later than December 10, 2004, and must otherwise comply with the rules of the Securities and Exchange Commission relating to stockholder proposals.

         The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by an eligible stockholder for action at our next annual meeting of stockholders, but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us at our principal executive office not later than March 1, 2005, and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Stockholders proposals should be addressed to our Secretary at 6230 Stoneridge Mall Road, Pleasanton, California 94588.

                  SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock by each beneficial owner of more than 5% of the Company's Common Stock, each director of the Company, the Company's Chief Executive Officer and the four other highest paid executive officers (the "Named Executive Officers"), and the directors and executive officers as a group.

                                                           Amount and Nature of Beneficial Ownership   Percent of
Beneficial Owner (1)                                          of Common Stock as of 4/15/2004 (2)(3)      Class
------------------------------------------------------------------------------------------------------------------
Palo Alto Investors, LLC (4)                                                        5,403,407             8.64%
Entities affiliated with Benchmark Capital Partners (5)                             4,133,521             6.61%
     Robert C. Kagle
Second Curve Capital, LLC (6)                                                       3,400,000             5.44%
Christian A. Larsen                                                                 3,177,185             5.05%
Mark E. Lefanowicz                                                                    120,069                 *
Joseph J. Kennedy (7)                                                               1,326,673             2.08%
Harold "Pete" Bonnikson                                                               813,005             1.28%
Matthew Roberts                                                                       528,542                 *
Steven M. Majerus (8)                                                                 170,408                 *
Wade Randlett                                                                          49,250                 *
Claus H. Lund                                                                          41,250                 *
James G. Jones                                                                              0                 *
All directors and executive officers as a group                                    11,067,868            16.69%
(15 persons)
------------------------------------------------------------------------------------------------------------------

*        Represents less than one percent of the outstanding Common Stock.

(1)      The  business  address  for  Messrs.   Larsen,   Lefanowicz,   Kennedy,
         Bonnikson, Roberts, Majerus, Randlett, Lund and Jones is E-LOAN, Inc., 6230 Stoneridge Mall Road, Pleasanton, CA 94588.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Information regarding ownership of the Company's Common Stock by security holders is based upon a review of Forms 3, 4 and 5, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

(3) This column includes 346,873 shares for Mr. Larsen, 120,069 shares for Mr. Lefanowicz, 1,229,064 shares for Mr. Kennedy, 786,344 shares for Mr. Bonnikson, 508,446 shares for Mr. Roberts, 161,160 shares for Mr. Majerus, 40,000 shares for Mr. Randlett, and 41,250 shares for Mr. Lund that may be acquired by them pursuant to stock options that are or will become exercisable within 60 days. It also includes the following shares held by immediate family members of the identified director or named executive, but as to which he disclaims any other beneficial interest: Mr. Bonnikson (4,100 shares held by spouse and children); Mr. Majerus (200 shares held by son).

(4) The business address for Palo Alto Investors, LLC is 431 Florence Street, Palo Alto, CA 94301.

(5) Consists of 31,231 shares held directly by Mr. Kagle and 4,102,290 shares held by entities affiliated with Benchmark Capital Partners. Mr. Kagle, a Director of the Company, is a member of a Benchmark Capital Partners affiliate and disclaims beneficial ownership of the shares held by entities affiliated with Benchmark Capital Partners, except to the extent of his proportionate partnership interest therein. The business address for Mr. Kagle is Benchmark Capital Management Co. II, L.L.C., 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(6) The business address for Second Curve Capital, LLC is 200 Park Avenue, Suite 3300, New York, New York 10166.

(7) Mr. Kennedy resigned on January 29, 2004 as President, Chief Operating Officer and as a Director of the Company.

(8) Mr. Majerus resigned in February 2004 as Vice President of Capital Markets and resigned as an employee of the Company on March 31, 2004.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation provides that the Board of Directors shall be divided into three classes: Class I, whose term will expire at the annual meeting of stockholders to be held in 2006, Class II, whose term will expire at the annual meeting of stockholders to be held in 2004, and Class III, whose term will expire at the annual meeting of stockholders to be held in 2005. At each annual meeting of stockholders, one class is elected for a term of three years to succeed those directors whose terms expire on the annual meeting dates. A director elected to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified.

NOMINEES

         Two Class II directors are to be elected to the Board at the Annual Meeting, each to serve until the annual meeting of stockholders to be held in 2007 and until his successor has been elected and qualified, or until his earlier death, resignation or removal. Both nominees are currently directors of the Company.

         Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. However, if any nominee unexpectedly is unavailable for election, these shares will be voted for the election of a substitute nominee proposed by management. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them as will ensure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. In any event, the proxy holders cannot vote for more than two duly nominated persons. If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the Board of Directors.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    VOTING "FOR" THE NOMINEES SET FORTH BELOW

         The following table sets forth the nominees to be elected at the Annual Meeting and, for each director whose term of office will extend beyond the Annual Meeting, the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Company, the year each nominee's or director's term will expire and class of director of each nominee and each director.

NAME                                               POSITION WITH THE COMPANY                      DIRECTOR SINCE
----                                               -------------------------                      --------------
CLASS II NOMINEES TO BE ELECTED AT THE ANNUAL MEETING

Robert C. Kagle                                    Director                                            1998
James G. Jones                                     Director                                            2004

CLASS III DIRECTORS WHOSE TERMS EXPIRE AT THE 2005 ANNUAL MEETING

Christian A. Larsen                                Chairman, Chief Executive Officer and               1996
                                                   President

Mark E. Lefanowicz                                 Chief Operating Officer and Director                2002

CLASS I DIRECTORS WHOSE TERMS EXPIRE AT THE 2006 ANNUAL MEETING

Wade Randlett                                      Director                                            1997
Claus H. Lund                                      Director                                            2002

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth for each director of the Company and the current executive officers of the Company, their ages and present positions with the Company:

NAME                                               AGE    POSITION WITH THE COMPANY
----                                               ---    -------------------------
Christian A. Larsen                                43     Chief Executive Officer, President and Chairman of the Board
Mark E. Lefanowicz                                 48     Chief Operating Officer and Director
Matthew Roberts                                    36     Chief Financial Officer and Secretary
Harold "Pete" Bonnikson                            50     Vice President of Mortgage Operations
Geoffrey Halverson                                 60     Vice President of Auto Operations
Etienne Handman                                    43     Chief Technology Officer
Eduardo Pretell                                    37     Vice President of Marketing
Scott McKinlay                                     52     Vice President, Chief Legal Officer
Sedrick Tydus                                      52     Vice President of Home Equity Operations
Wade Randlett                                      39     Director
Claus H. Lund                                      53     Director
Robert C. Kagle                                    48     Director
James G. Jones                                     55     Director

         Each of the nominees, directors and named current executive officers of the Company has been engaged in the principal occupations set forth below during the past five (5) years.

         CHRISTIAN A. LARSEN. Mr. Larsen co-founded the Company in August 1996, has served as its Chief Executive Officer since June 1998 and was named Chairman of the Board in March 2001 and named President in 2004. From August 1996 to June 1998, Mr. Larsen served as the Company's President. Mr. Larsen has been a Director of the Company since its incorporation in August 1996. From October 1992 to August 1996, Mr. Larsen was the President of Palo Alto Funding Group, the mortgage brokerage he co-founded in 1992 and the Company's predecessor company. Mr. Larsen holds an M.B.A. degree from Stanford University and a B.S. degree from San Francisco State University.

         MARK E. LEFANOWICZ. Mr. Lefanowicz has served as Chief Operating Officer of the Company since January 29, 2004 and as a Director of the Company since October 29, 2002. Mr. Lefanowicz currently serves as CEO of Bay View Franchise Mortgage Acceptance Co. (BVFMAC). Prior to August of 2002, BVFMAC serviced commercial business loans. During 2002, BVFMAC sold all of its servicing rights to other unrelated entities. Mr. Lefanowicz will retain his position at BVFMAC through June 2004. Mr. Lefanowicz served as Executive Vice President and Chief Financial Officer at Bay View Capital Corporation, a diversified financial services company headquartered in San Mateo, California and parent company to Bay View Bank. Prior to Bay View Capital, Mr. Lefanowicz served as Chief Financial Officer of Provident Funding Associates, now one of the five largest wholesale residential lenders in the country. Mr. Lefanowicz was actively involved in all aspects of finance, including budgeting, capital markets, and debt negotiations. Mr. Lefanowicz holds a B.S. degree in Accounting from the University of Wyoming. Having earned his CPA in 1980, he is also a member of AICPA and CACPA.

         MATTHEW ROBERTS. Mr. Roberts has served as Chief Financial Officer and Secretary of the Company since December 2000. From January 1999 to November 2000, Mr. Roberts served as the Company's Vice President of Finance. Prior to joining the Company, Mr. Roberts served as Corporate Controller of NetDynamics from April 1997 to January 1999 (acquired by Sun Microsystems). From March 1994 to April 1997, Mr. Roberts held senior financial and operational management positions at Berkeley Systems. Mr. Roberts is a certified public accountant and holds a B.S. degree in Accounting from Santa Clara University.

         HAROLD "PETE" BONNIKSON. Mr. Bonnikson has served as Vice President of Mortgage Operations of the Company since January 1999. Prior to joining the Company, Mr. Bonnikson was with North American Mortgage and its predecessor companies since 1981. Mr. Bonnikson was the Executive Vice President of North American Mortgage from 1993 to 1999. Mr. Bonnikson holds a B.S. degree from California State University at Sacramento.

         GEOFFREY HALVERSON. Mr. Halverson has served as the Company's Vice President of Auto Operations since May 2003. Prior to joining the Company, from 1999 until 2002, Mr. Halverson was an Executive Vice President at PeopleFirst.com, a Capital One Company, where he built the operating infrastructure and lending platform for this start up online auto finance lender. From 1996 to 1999, he was the Information Technology Director, Strategic Financial Planning and Activity Based Costing for Ameritech Corporation. In 1994, he founded AutoTRENDS

Consulting to provide consulting services to the financial services industry. Working with CEO's, he conducted in-depth market analysis by county; developed market and product differentiation strategies based on interviews and feedback from dealers; prepared information technology strategies along with operational workflows and process mapping; developed detailed profitability projections for startup and continuing operations of existing portfolios. Mr. Halverson was an Operations Group Manager for Progressive Insurance from 1990 to 1994 and held the position of Vice President of Business Operations and Credit Risk at Security Pacific Auto Finance from 1988 to 1990. Mr. Halverson also served as the Chief Financial Officer of a Tier 2 supplier of injection molded and extruded plastic components for Ford, General Motors and Chrysler. His finance and operational process experience in financial services is substantial and initially was developed at Ford Credit and Ford Motor Company. Mr. Halverson has taught Applied Mathematics and Computer Science at the college level and holds an MBA with concentration in Finance from Northern Illinois University and a B.A. in Mathematics from Lawrence University.

         ETIENNE HANDMAN. Mr. Handman has served as the Company's Chief Technology Officer since November 2000. Prior to joining the Company, Mr. Handman served as Vice President of Technology of Oberthur Card Systems from September 1999 to November 2000 and Vice President of Operations for De La Rue from May 1983 to September 1999. Mr. Handman completed Stanford University's Executive Program and holds a B.A. degree in Mathematics and Computer Science from McGill University in Montreal, Quebec, Canada.

         JAMES G. JONES. Mr. Jones was appointed a Director of the Company in April 2004. Mr. Jones served as Vice Chairman - Credit/Risk Management and previously as President - International for Providian Financial from September 2000 to July 2003. Prior to that he was employed by Bank of America as President
- Direct Banking from October 1998 to August 2000 and a Group Executive Vice President for Consumer Credit from April 1992 to September 1998. He was also the Executive Vice President for Consumer Credit at Wells Fargo from March 1983 to April 1992. He has an M.B.A. from the University of Kansas, an M.A. from the University of Nebraska at Omaha and a B.A. from Washburn University.

         ROBERT C. KAGLE. Mr. Kagle has served as a Director of the Company since January 1998. Mr. Kagle has been a member of Benchmark Capital Management Co., L.L.C., since its founding in May 1995 and a General Partner of Technology Venture Investors since January 1984. Mr. Kagle is also a director of eBay Inc., a leading online trading community and a director of Ariba, a leading provider of Enterprise Spend Management. Mr. Kagle holds a B.S. degree from the General Motors Institute (renamed Kettering University in January 1998) and an M.B.A. degree from Stanford University.

         CLAUS H. LUND. Mr. Lund has served as a Director of the Company since March 13, 2002. Mr. Lund is currently the Chief Executive Officer of Belvedere Trust Mortgage Corporation, a mortgage REIT established in 2003. Prior to that Mr. Lund was a private investor from July 2001 to October 2003. Mr. Lund served as Senior Vice President, Global Business Process Outsourcing for Providian Financial from March 2001 until June 2001. Prior to that Mr. Lund was Chief Administrative Officer of Providian from February 2000 until March 2001 and Senior Vice President, First Mortgage Originations for Providian from May 1999 until February 2000. He served as Executive Vice President, Mortgage Asset Management for Bank of America, NT&SA from September 1992 until November 1998. Mr. Lund holds an M.B.A. degree from the University of California, Los Angeles and an M.A. degree from Stanford University.

         EDUARDO PRETELL. Mr. Pretell has served as the Company's Vice President of Marketing since March 2004. Mr. Pretell served as the Company's Vice President of Product Management from May 2000 to February 2004. From October 1999 to April 2000 he was the Director of Product Management and prior to that held senior product marketing positions within the company since joining January 1999. Between September 1997 and December 1999, Mr. Pretell was an independent marketing consultant serving web-based companies. From October 1995 to August 1997 Mr. Pretell worked in product marketing roles at Intuit. From September 1993 to September 1995 Mr. Pretell was a marketing management consultant at Booz Allen and Hamilton. From September 1988 to August 1991 Mr. Pretell worked in marketing and technology management roles at Prudential Insurance. Mr. Pretell holds an M.B.A. degree from Stanford University and a B.A. from Haverford College.

         SCOTT MCKINLAY. Mr. McKinlay has served as the Company's Vice President and Chief Legal Officer since March 2004. Prior to joining the Company, Mr. McKinlay served as President and Chief Operating Officer of InPro Biotechnology from April 2002 to February 2004. From June 2000 to March 2002, Mr. McKinlay served as Senior Vice President, General Counsel and Secretary of Command Audio Corporation. From July 1993 to September 2000, Mr. McKinlay served as Director, Senior Vice President and General Counsel of First Nationwide Financial
Corporation. From April 1991 to July 1993, Mr. McKinlay served as Associate General Counsel of First

Nationwide Financial Corporation. From August 1989 to April 1991 and from October 1985 to January 1988, Mr. McKinlay served as an Associate at Mayer, Brown & Platt. From January 1988 to August 1989, Mr. McKinlay served as an Associate at Folger & Levin. Mr. McKinlay holds a J.D. from the University of San Francisco and a B.A. in English Literature from the University of California at Berkeley.

         WADE RANDLETT. Mr. Randlett has served as a Director of the Company since June 1997. He has served as CEO of Dashboard Technology since June 2001. Mr. Randlett co-founded and served as Vice President of Business Development of Red Gorilla in September 1999. From February 1997 through 1999, he co-founded and served as Political Director of TechNet. Mr. Randlett holds a B.S. degree from Princeton University and a J.D. from the University of San Francisco.

         SEDRICK A. TYDUS. Mr. Tydus has served as Vice President of Home Equity Operations since July 2001. Prior to joining the Company, Mr. Tydus was the Executive Vice President of Premier Banking at Bank of America from November 1998 to November 2000. From March 1998 to November 1998, Mr. Tydus was the Executive Vice President of California Retail Marketing at the Bank of America. From November 1996 to February 1998, Mr. Tydus was the Executive Vice President of Equity Loan Origination at Transamerica Home Loans. From 1990 to 1996, Mr. Tydus was the Executive Vice President of Northern California Retail Bank at Wells Fargo Bank. Mr. Tydus holds an M.B.A. degree from Stanford University and a B.A. degree from Dartmouth College.

                              CORPORATE GOVERNANCE

         The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the National Association of Securities Dealers (NASD), the governing body of the NASDAQ, has recently adopted changes to the NASDAQ's corporate governance and listing requirements. The Company regularly monitors developments in the area of corporate governance.

BOARD OF DIRECTORS

         The Board of Directors consists of directors who are elected by the Company's stockholders, and is the ultimate decision-making body of the Company except with respect to those matters reserved to the stockholders. The Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance. These functions of the Board of Directors are fulfilled by the presence of directors who have a substantive knowledge of the Company's business.

     MEETING ATTENDANCE

         The Board of Directors met seven times during the fiscal year ended December 31, 2003. Each director attended at least 75% of the aggregate number of meetings of the Board or its committees upon which he served that were held during the respective periods in which he was a director. While the Company encourages all members of the Board to attend the annual meeting, there is no formal policy as to their attendance at each of the annual meetings of stockholders. Two directors attended the 2003 Annual Meeting of Stockholders.

     INDEPENDENCE

         Each year, the Board reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASD Marketplace Rules and who the Board affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. In conducting its review, the Board considered transactions and relationships between each director or any member of his immediate family and the Company and its subordinates and affiliates, including those reported under "Certain Relationships and Related Transactions" below. After evaluating these factors, the Board has determined that Robert C. Kagle, Claus H. Lund, Wade Randlett and James Jones are independent within the meaning of applicable NASD Marketplace Rules for the purpose of serving on the Board.

     EXECUTIVE SESSIONS

         Independent members of the Board meet in executive session without management present, and are scheduled to do so at least two times per year.

     STOCKHOLDER COMMUNICATIONS

         Stockholders may communicate in writing with the Chairman of the Board or the non-management members of the Board as a group by mail addressed to the Secretary of the Company at the following address: 6230 Stoneridge Mall Road, Pleasanton, California 94588. The Secretary will review all correspondence sent to the attention of the non-management directors and regularly forward to the Board a summary of such correspondence. Copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention will also be forwarded to the Board. Concerns relating to the accounting, internal controls or auditing matters will be handled in accordance with the Company's COMPLAINT PROCEDURE AND NONRETALIATION POLICY FOR ACCOUNTING, SECURITIES AND SHAREHOLDER MATTERS which was adopted by the Audit Committee, a copy of which can be found on the Corporate Summary page of our website at: http://www.eloan.com.

     CODES OF ETHICS

         The Board of Directors has adopted a CODE OF BUSINESS CONDUCT AND ETHICS that applies to all of our employees, officers and directors, and a Code of Ethics for our Chief Executive Officer and senior financial officers. Copies of these codes of ethics can be found on the Corporate Summary page of our website at: http://www.eloan.com.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has standing Audit, Compensation and Nominating Committees. The Board has adopted charters for the Audit and Compensation Committees. The amended and restated Audit Committee Charter is attached to this proxy statement as Appendix A. A Copy of the Compensation Committee charter can be found on the Corporate Summary page of our website at: http://www.eloan.com. The Board has not yet adopted a charter for the Nominating Committee.

     AUDIT COMMITTEE

         The members of the Audit  Committee  are Messrs.  Lund  (Chairman)  and
Randlett. The Board has determined that each of the members of the Audit Committee is independent within the meaning established by applicable NASD Marketplace Rules and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has also determined that the Chairman of the Audit Committee, Mr. Lund, is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

         The Audit Committee's function is to provide assistance to the Company's Board in its oversight of: the integrity of the Company's financial statements; the Company's compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; and the performance of the Company's internal audit function and independent auditors. The Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditors, and, if deemed necessary, the termination of the independent auditors. The Audit Committee met five times during fiscal year 2003. The Audit Committee's authority and duties and obligations are more particularly described in the Audit Committee's amended and restated charter adopted by the Board on February 27, 2004.

         In 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent auditor, PricewaterhouseCoopers LLP. The policy requires that all services to be provided by PricewaterhouseCoopers LLP, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by PricewaterhouseCoopers LLP during fiscal year 2003.

     COMPENSATION COMMITTEE

         The members of the Compensation Committee are Messrs. Kagle (Chairman) and Lund. The Board has determined that each of the members of the committee is independent within the meaning of applicable NASD Marketplace Rules. The Compensation Committee met one time during fiscal year 2003. The Compensation Committee of the Board of Directors reviews and recommends to the Board the compensation and benefits of all executive officers of the Company, including the Chief Executive Officer, administers the Company's stock option plan, establishes and reviews general policies relating to the compensation and benefits of the Company's employees and performs such other functions regarding compensation as the Board may delegate.

     COMPENSATION  COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company is not aware of any interlocks or insider participation required to be disclosed under applicable rules of the Securities and Exchange Commission.

     NOMINATING COMMITTEE

         The Nominating Committee is responsible for evaluating and recommending individuals for election or reelection to the Board, including recommendations submitted by stockholders. Currently, the members of the Nominating Committee are Robert C, Kagle, Claus H. Lund and Wade Randlett. The Board has determined that each of the members of the Nominating Committee members is independent within the meaning established by applicable NASD Marketplace Rules. The Committee was formed in March 2004 and therefore did not meet during fiscal 2003.

         It is the Company's  policy that  candidates  for director  possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Company and serving the long-term interest of the Company's stockholders. The Company's process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the Committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee meets to discuss and consider such candidates' qualifications, including relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert") and whether the nominee is independent for purposes of the NASD Marketplace Rules. The Committee then selects a candidate for recommendation to the Board by majority vote. In seeking potential nominees, the Committee uses a network of contacts to compile a list of potential candidates, but may also engage, if deemed appropriate, a professional search firm. To date, the Company has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the Board rejected a timely director nominee from a stockholder(s) holding more than 5% of the Company's voting stock.

         The Nominating Committee will consider director candidates recommended by stockholders provided the stockholders follow the procedures set forth below and in the Company's bylaws. The Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise.

         Stockholders  who wish to  recommend  individuals  for  election to the
Board may do so by submitting a written recommendation to the Nominating Committee in accordance with the procedures set forth above in this proxy statement under the heading "What is the Deadline for Submitting Stockholder Proposals for the 2004 Annual Meeting?" For nominees for election to the Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures: (1) the nominee's name, age, business address, residence address, principal occupation or employment, the class and number of shares of the Company's capital stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations thereunder; and (2) as to the stockholder proposing such nominee, that stockholder's name and address, the class and number of shares of the Company's capital stock the stockholder beneficially owns, a description of all arrangements and understandings between the stockholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the stockholder is a holder of record of the Company's stock entitled to vote at the meeting and that the stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the person named in its notice, and any other information relating to the stockholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act and the rules and regulations thereunder. The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table shows certain compensation information for each of the Named Executive Officers. Compensation data is shown for the years ended December 31, 2001, 2002 and 2003. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.

                                                                                        LONG-TERM
                                                     ANNUAL COMPENSATION           COMPENSATION AWARDS
                                                  ------------------------     -----------------------------
                                                                                                 NUMBER
                                                                                RESTRICTED      OF SHARES
                                                                                  STOCK        UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR      SALARY       BONUS           AWARDS         OPTIONS      COMPENSATION
---------------------------------------------------------------------------------------------------------------------------
Christian A. Larsen                        2003     $200,000     $133,832              --              --       $2,664(1)
     Chief Executive Officer;              2002     $200,000     $200,000              --              --       $1,753(1)
     President and Chairman of the Board   2001     $128,414         $793              --         450,000              --

Joseph J. Kennedy (2)                      2003     $230,000     $155,480              --          25,000              --
     President;                            2002     $230,000     $175,000              --              --         $128(3)
     Chief Operating Officer;              2001     $207,500      $50,793              --         500,000              --
     Director

Matthew Roberts                            2003     $175,000     $117,103              --           1,250              --
     Chief Financial Officer;              2002     $175,000     $132,500              --              --         $199(3)
     Secretary                             2001     $175,000      $25,793              --         150,000              --

Harold "Pete" Bonnikson                    2003     $175,000     $153,050              --          25,000              --
     Vice President of Operations          2002     $175,000     $137,281              --          50,000              --
                                           2001     $156,250      $36,418              --          30,000              --

Steven M. Majerus (4)                      2003     $175,000     $113,875              --              --              --
     Vice President of Capital Markets     2002     $175,000     $141,005              --          20,000          $15(3)
                                           2001     $156,250      $30,793              --          50,000              --
---------------------------------------------------------------------------------------------------------------------------

(1)      Consists of medical and dental domestic partner taxable benefits.

(2) Mr. Kennedy resigned as the Company's President, Chief Operating Officer and as a Director on January 29, 2004, and as an employee on April 12, 2004.

(3) Consists of a deferred sales charge on a 401(k) plan administrator switch.

(4) Mr. Majerus resigned in February 2004 as Vice President of Capital Markets and resigned as an employee of the Company on March 31, 2004.

EMPLOYMENT AGREEMENTS

         On January 29, 2004, Joseph J. Kennedy and the Company entered into a Separation Agreement and Release of Claims, which superseded Mr. Kennedy's existing employment agreement. Under the terms of the Separation Agreement and Release of Claims, Mr. Kennedy resigned as President and Chief Operating Officer and as a Director of the Company on January 29, 2004, and as an employee effective April 12, 2004. The Company agreed to pay Mr. Kennedy approximately $312,000 related to severance, benefits and employer taxes. Additionally, the Company agreed to accelerate the vesting of all unvested options held by Mr. Kennedy and to extend the exercise period for such options through April 12, 2006, which modifications were estimated to amount to a $635,500 non-cash compensation charge. These compensation charges will be recorded in 2004.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended December 31, 2003. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                                   NUMBER OF      % OF TOTAL                                    POTENTIAL REALIZABLE VALUE
                                    SHARES          OPTIONS                                     AT ASSUMED ANNUAL RATES OF
                                  UNDERLYING      GRANTED TO      EXERCISE                       STOCK PRICE APPRECIATION
                                    OPTIONS      EMPLOYEES IN       PRICE       EXPIRATION          FOR OPTION TERM (3)
NAME                              GRANTED (1)   FISCAL YEAR (2)   PER SHARE        DATE              5%            10%
---------------------------------------------------------------------------------------------------------------------------

Christian A. Larsen                     --               --            --               --              --            --

Joseph J. Kennedy (4)               25,000            1.13%         $3.94        8/8/13(5)         $61,946      $156,984

Matthew Roberts                      1,250            0.06%         $3.94           8/8/13          $3,097        $7,849

Harold "Pete" Bonnikson             25,000            1.13%         $3.94           8/8/13         $61,946      $156,984

Steven M. Majerus (6)                   --               --            --               --              --            --

---------------------------------------------------------------------------------------------------------------------------

(1) All options were granted under the Company's 1997 Stock Plan and have exercise prices equal to the fair market value on the grant date.

(2) Based on options to purchase an aggregate of 2,205,750 shares granted in fiscal 2003.

(3) Pursuant to the rules of the Securities and Exchange Commission, the dollar amounts set forth in these columns are the result of calculations based on the set rates of 5% and 10%, and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

(4) Mr. Kennedy resigned on January 29, 2004 as President, Chief Operating Officer and as a Director of the Company.

(5) Original expiration date on options granted to Mr. Kennedy in 2003 was August 8, 2013. Pursuant to Mr. Kennedy's Separation Agreement, these options will now expire on April 12, 2006.

(6) Mr. Majerus resigned in February 2004 as Vice President of Capital Markets and as an employee of the Company on March 31, 2004.

OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to option exercises in fiscal 2003 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 2003:


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SHARES
                                                            UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                                                                  OPTIONS AT                   IN-THE-MONEY OPTIONS AT
                                                              FISCAL YEAR-END (#)              FISCAL YEAR-END ($) (1)
                                                           ----------------------------     --------------------------------
                                 SHARES
                                ACQUIRED
                              ON EXERCISE       VALUE
NAME                              (#)        REALIZED ($)  EXERCISABLE   UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------

Christian A. Larsen                   --             --        290,623       159,377            $499,872         $274,128

Joseph J. Kennedy (2)             87,500       $379,750      1,081,894       240,625          $1,057,881         $327,188

Matthew Roberts                       --             --        459,696       125,209            $532,472         $186,109

Harold "Pete" Bonnikson               --             --        773,844        40,417            $655,148          $41,828

Steven M. Majerus (3)             96,000       $300,223        141,993        53,960            $216,297          $97,006

----------------------------------------------------------------------------------------------------------------------------

(1) Market value of unexercised options is based on the price of the last reported sale of the Company's Common Stock on the NASDAQ National Market of $2.98 per share on December 31, 2003 (the last trading day for fiscal 2003), minus the exercise price.

(2) Mr. Kennedy resigned on January 29, 2004 as President, Chief Operating Officer and as a Director of the Company.

(3) Mr. Majerus resigned in February 2004 as Vice President of Capital Markets and as an employee of the Company on March 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes share and exercise information about the Company's equity compensation plans as of December 31, 2003.

                                                                                             NUMBER OF SECURITIES
                                          NUMBER OF SECURITIES                             REMAINING AVAILABLE FOR
                                            TO BE ISSUED UPON       WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                               EXERCISE OF         EXERCISE PRICE OF      EQUITY COMPENSATION PLANS
                                          OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
PLAN CATEGORY                              WARRANTS AND RIGHTS    WARRANTS AND RIGHTS      INCLUDED IN 1ST COLUMN)
--------------------------------------------------------------------------------------------------------------------

Equity Compensation Plans Approved by
Security Holders (1)                         10,592,233 (2)              $3.22                   4,212,560(3)

Equity Compensation Plans Not Approved
by Security Holders                                0                        --                        0
                                            ---------------        ---------------             ---------------

TOTAL                                          10,592,233                $3.22                  4,212,560
--------------------------------------------------------------------------------------------------------------------

(1) Consists of the Company's 1997 Stock Plan and 1999 Employee Stock Purchase Plan, each as amended to date.

(2) Excludes 671,154 shares issuable under the 1999 Employee Stock Purchase Plan in connection with the current and future offering periods; such shares being included in the third column of the table.

(3) Includes 3,541,406 shares available for issuance under the 1997 Stock Plan and 671,154 shares available for issuance under the 1999 Employee Stock Purchase Plan. The 1999 Employee Stock Purchase Plan provides for annual increases at the Board's discretion on the first day of the Company's fiscal year beginning in or after 2000 equal to the lesser of 1,500,000 shares, 2% of the then outstanding shares, or a lesser amount determined by the Board. The 1997 Stock Plan provides for annual increases equal to the lesser of 4,500,000 shares, 4% of the then outstanding shares, or a lesser amount determined by the Board. An additional 1,000,000 and 1,242,735 shares were approved by the Board for issuance under the 1997 Stock Plan and Employee Stock Purchase Plan, respectively, as of January 2004, which are not reflected in this table.

Please see the discussion set forth under "Equity Based Compensation" for a description of the material terms of the 1997 Stock Plan and 1999 Employee Stock Purchase Plan.

COMPENSATION OF DIRECTORS

     EMPLOYEE DIRECTOR COMPENSATION

         Directors who are also employees of the Company receive no fees for services provided in that capacity, but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees. See "EXECUTIVE COMPENSATION."

     NON-EMPLOYEE DIRECTOR COMPENSATION

         Directors who are not employees of the Company are also reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and its committees. In connection with their services to the Company, non-employee directors are also entitled to participate in the Company's 1997 Stock Plan.

         Initial options granted under this plan have terms of ten years and typically the shares underlying the option vest over four years at the rate of 25% on the one-year anniversary date, with the remaining shares vesting monthly in equal increments over the remaining three years. The exercise price of each option granted typically equals 100% of the fair market value of the Common Stock, based on the closing price of the Common Stock as reported on the NASDAQ National Market on the date of grant.

             COMPENSATION COMMITTEE REPORT OF THE BOARD OF DIRECTORS

         THE FOLLOWING COMPENSATION COMMITTEE REPORT AND THE PERFORMANCE GRAPH INCLUDED ELSEWHERE IN THIS PROXY STATEMENT DO NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT OR THE PERFORMANCE GRAPH BY REFERENCE THEREIN.

         This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Committee, made up of non-employee directors, is responsible for establishing and administering the Company's executive compensation program.

            The Committee is responsible for reviewing the compensation and benefits for the Company's executive officers, as well as supervising and making recommendations to the Board on compensation matters generally. The Committee also administers the Company's stock option and purchase plans and makes grants to executive officers under the Company's 1997 Stock Plan.

COMPENSATION POLICIES

         The Board's compensation philosophy is to provide cash and equity incentives to the Company's executive officers and other employees to attract highly qualified personnel in order to maintain the Company's competitive position. The Board's compensation program goals are to: attract, retain and motivate qualified executive officers and employees who contribute to the Company's long-term success; align the compensation of executive officers with the Company's business objectives and performance; and align incentives for executive officers with the interests of stockholders in maximizing value.

COMPENSATION COMPONENTS

         The compensation for executive officers generally consists of salary, stock option awards and an executive bonus plan.

     BASE SALARY

         The salaries of each of the executive officers of the Company are generally based on salary levels of similarly sized companies. The Committee reviews generally available surveys and other published compensation data. The compensation of the executive officers, including the Chief Executive Officer, are generally reviewed annually by the Committee and/or the Board and adjusted on the basis of performance, the Company's results for the previous year and competitive conditions.

     BONUSES

         Certain executive officers are eligible for a quarterly or annual bonus based on quarterly or annual performance metrics and other operational goals, under the Company's executive bonus plan.

EQUITY-BASED COMPENSATION

     1999 EMPLOYEE STOCK PURCHASE PLAN

         The Company's 1999 Employee Stock Purchase Plan ("1999 Purchase Plan") was adopted by the Board of Directors in March 1999 and approved by the stockholders in April 1999. A total of 3,811,719 shares of Common Stock have been reserved for issuance under the 1999 Purchase Plan, which provides for annual increases at the Board's discretion on the first day of the Company's fiscal year beginning in or after 2000 equal to the lesser of 1,500,000 shares, 2% of the then outstanding shares, or a lesser amount determined by the Board. This amount includes 1,242,735 additional shares that were approved by the Board for issuance under the 1999 Purchase Plan as of January 2004. In fiscal year 2003, 905,722 shares were issued pursuant to the 1999 Purchase Plan, leaving 671,154 shares available to be issued as of December 31, 2003.

        Employees are eligible to participate if they are customarily employed by the Company or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year. However, to the extent any employee (a) immediately after a grant would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company, or (b) would have rights to purchase stock under all employee stock purchase plans of the Company which exceed $25,000 worth of stock for each calendar year in which the options are outstanding, the employee may be not be granted an option to purchase stock under the 1999 Purchase Plan. The 1999 Purchase Plan permits participants to purchase Common Stock through payroll deductions of up to 15% of the participant's "compensation". Compensation is defined as the participant's base straight time gross earnings, commissions, cash incentive payments and bonuses, but exclusive of payments for overtime, profit sharing payments, shift premium payments, non-cash compensation and other compensation. The maximum number of shares a participant may purchase during a single purchase period is 3,750 shares.

     1997 STOCK PLAN

         The Company's 1997 Stock Plan ("1997 Plan") provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees, directors and consultants of non-statutory stock options and stock purchase rights ("SPRs"). The 1997 Plan was approved by the Board of Directors in August 1997 and by the stockholders in November 1997. Since its inception, a total of 18,898,375 shares of Common Stock have been reserved for grant pursuant to the 1997 Plan, which provides for annual increases equal to the lesser of 4,500,000 shares, 4% of the then outstanding shares, or a lesser amount determined by the Board. This amount includes 1,000,000 additional shares that were approved by the Board for issuance under the Plan as of January 2004. As of December 31, 2003, there were 3,541,406 shares available for grant.

         The Company periodically grants to its executive officers and general employees stock options under the 1997 Plan in order to provide additional incentive for such persons. The Board believes that such incentive promotes the long-term interests of the Company's stockholders. Options generally vest over a four-year period to encourage option holders to continue employment with the Company. The exercise price of all incentive stock options granted under the 1997 Plan must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price of non-statutory stock options and SPRs granted under the 1997 Plan is determined by the Administrator, but with respect to non-statutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the exercise price must at least be equal to the fair market value of the Common Stock on the date of grant.

         In granting options, the Committee takes into account each individual's level of responsibility within the Company and such individuals expected future contribution, as well as the number of shares and outstanding options already held by the individual. Employees may also be entitled to receive additional option grants where the employee's job has significantly changed through growth or promotion.

401(k) SAVINGS PLAN

         The Company has a savings plan that qualifies as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). Under the 401(k) Plan, participating employees may defer a percentage
(not to exceed 100%) of their eligible pretax earnings up to the Internal Revenue Service's annual contribution limit. All employees of the Company age 18 years or older are eligible to participate in the 401(k) Plan.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The process of determining the compensation for the Company's Chief Executive Officer and the factors taken into consideration in such determination are generally the same as the process and factors used in determining the compensation of all of the executive officers of the Company. As of December 31, 2003, Mr. Larsen's salary was $200,000. The Committee believes that Mr. Larsen's base salary and incentive compensation is within the range of compensation for Chief Executive Officers of other companies engaged in the online mortgage lending industry and is consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such individual does not exceed $1,000,000, unless compensation is performance-based and meets certain specified conditions (including stockholder approval). Based on the Company's current compensation plans and policies and the transition rules of Section 162(m), the Company and the Board do not anticipate, for the near future, that the Company will lose any significant tax deduction for executive compensation.

                                               THE COMPENSATION COMMITTEE

                                               Robert C. Kagle
                                               Claus H. Lund

                     AUDIT COMMITTEE REPORT TO STOCKHOLDERS

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

To the Board of Directors
  of E-LOAN, Inc.:                                                April 26, 2004

         The Audit Committee currently consists of Claus H. Lund (Chairman) and Wade Randlett ("Committee"). Mr. Lefanowicz resigned as a member of the Committee on January 15, 2004 in connection with his hiring as the Company's Chief Operating Officer. The Company's securities are quoted on the NASDAQ National Market and are governed by its listing standards. All members of the Committee meet the independence and financial literacy requirements of the NASDAQ National Market, and the Board has determined Claus H. Lund to be an audit committee financial expert within the meaning of that term as defined by the SEC pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

         The Board has adopted a written charter for the Committee that is attached as Appendix A to this proxy statement. This charter was amended and restated in March 2004 in response to new regulatory requirements, including the Sarbanes-Oxley Act and related rules and regulations proposed or issued by the SEC and the NASDAQ National Market.

         In accordance with its charter, the Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Committee is responsible for overseeing the Company's accounting and financial reporting processes and audits of the Company's financial statements. The
Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for the Company's financial statements and reports, as well as the independent auditors who are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

         In discharging its duties, the Committee reviewed and discussed with management of the Company and PricewaterhouseCoopers LLP, the independent auditing firm of the Company, the audited financial statements of the Company for the fiscal year ended December 31, 2003 ("Audited Financial Statements").

         The Committee  discussed  with  PricewaterhouseCoopers  LLP the matters
required  by   Codification   of  Statements  on  Auditing   Standards  No.  61,
COMMUNICATION WITH AUDIT COMMITTEES, as amended.

         The Committee received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, INDEPENDENCE WITH AUDIT COMMITTEES, and discussed with that firm its independence from the Company.

         The Committee considered the compatibility of non-audit services with the auditors' independence and have discussed with the independent auditors their independence.

         Based on the foregoing review and discussions and a review of the report of PricewaterhouseCoopers LLP with respect to the audited financial statements, and relying thereon, the Committee recommended to the Company's Board of Directors (and the Board approved) the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

                                                 THE AUDIT COMMITTEE

                                                 Claus H. Lund
                                                 Wade Randlett

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that the following reports of Forms 3 and 4 were not timely filed: Steven M. Majerus filed late two Forms 4s reporting a total of five transactions; and Sedrick A. Tydus filed late two Form 4s reporting a total of six transactions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     LOANS TO EXECUTIVE OFFICERS AND DIRECTORS

     Under Section 402 of the Sarbanes-Oxley Act of 2002, certain extensions of credit to directors and executive officers of publicly traded and reporting companies are prohibited effective July 30, 2002. Personal loans in existence prior to July 30, 2002 may continue in effect, provided there is no material modification to any term or renewal of such loan. However, the Act provides an exception for consumer credit loans that are (i) made or provided in the ordinary course of the consumer credit business of the issuer, (ii) of a type that is generally made available by such issuer to public, and (iii) made by such issuer on market terms, or terms that are no more favorable than those offered by the issuer to the general public for such extensions of credit.

     The Company, like many financial institutions, has followed a policy of granting mortgage, home equity and auto loans to its directors and executive officers and members of their immediate families in the ordinary course of the Company's business. During the fiscal year ended December 31, 2003, the Company granted loans to certain of its executive officers and directors. All of these loans were made on market terms and in compliance with the Sarbanes-Oxley Act of 2002. In addition, in management's opinion, these loans were made in the ordinary course of business, were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. These loans have been sold to institutional purchasers in the secondary market for at least their respective face values. At the end of the fiscal year ended December 31, 2003, the Company held no loans from any such persons.

     CONTRIBUTION TO CALIFORNIANS FOR PRIVACY NOW

         During 2003, the Company contributed approximately $600,000 to Californians for Privacy Now, a Recipient Committee advocating enhancement of consumer financial privacy rights. The contribution was authorized by the Company's Board of Directors, after a determination that the promotion and enhancement of consumer financial privacy rights is in the best interests of the Company. Christian A. Larsen served as the Treasurer of Californians for Privacy Now from July 2, 2002 until June 28, 2003, when he relinquished his title as Treasurer and became Executive Director of the Recipient Committee.

     SEPARATION AGREEMENT WITH JOSEPH KENNEDY

         On January 29, 2004, the Company announced the resignation of its President and Chief Operating Officer, Joseph Kennedy. In accordance with a Separation Agreement, also dated January 29, 2004, the Company agreed to pay Mr. Kennedy approximately $312,000 related to severance, benefits and employer taxes. Additionally, the Company agreed to accelerate the vesting of all unvested options held by Mr. Kennedy and to extend the exercise period for such options through April 12, 2006, which modifications were estimated to amount to a $635,500 non-cash compensation charge. These compensation charges will be recorded in 2004.

                                PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for E-LOAN, Inc., the NASDAQ Stock Market Index (US) and a "peer group" selected by the Company. The peer group includes NetBank, Inc., E*Trade Group, Inc. and InsWeb Corp. The Company's shares are traded on the NASDAQ National Market System under the symbol "EELN". The graph assumes that $100 was invested in the Company's Common Stock, the NASDAQ Stock Market Index (US) and the "peer group" selected by the Company from the date of the Company's initial public offering, June 28, 1999, through December 31, 2003, the last trading day of the Company's 2003 fiscal year. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point. Historic stock price performance is not necessarily indicative of future stock price performance.

                 COMPARISON OF 54 MONTH CUMULATIVE TOTAL RETURN*
    AMONG E-LOAN, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

                               [GRAPHIC OMITTED]

*$100 invested on 6/29/99 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

                                                      CUMULATIVE TOTAL RETURN
                                 ----------------------------------------------------------------------
                                     6/99       12/99        12/00       12/01       12/02       12/03

E-LOAN, INC.                       100.00      116.07         3.57       13.14       13.21       21.29
NASDAQ STOCK MARKET (U.S.)         100.00      153.91        92.82       73.68       50.94       76.16
PEER GROUP                         100.00       65.22        16.93       23.68       12.06       28.28

                              AUDITOR INDEPENDENCE

FEES TO INDEPENDENT AUDITORS FOR FISCAL 2003 AND 2002

         The following table shows the fees billed to the Company for the audit and other services provided by PricewaterhouseCoopers LLP for fiscal 2003 and 2002.

                                               FISCAL 2003       FISCAL 2002
                                               -----------       -----------

           Audit fees (1)                      $ 275,000         $ 241,500
           Audit-related fees (2)              $  23,200         $  53,500
           Tax fees (3)                        $  89,500         $  60,200
           All other fees (4)                  $  12,400         $  40,500

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2) Audit-related fees consisted primarily of accounting consultations and out of pocket expenses.

(3) For fiscal 2003 and 2002, respectively, tax fees principally included tax compliance fees of $57,400 and $48,200, and tax advice and tax planning fees of $32,100 and $12,000.

(4)      All  other  fees  principally   include  audit  services   provided  in
         connection with other statutory or regulatory filings.

         All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The policy adopted by the Audit Committee's requires pre-approval of audit, audit-related, non-audit and tax services. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority, subject to ratification by the full Committee, with respect to permitted services.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee has selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of the Company for the year ended December 31, 2004. PricewaterhouseCoopers LLP has audited the Company's financial statements since fiscal 1999, including those required for its initial public offering in June 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

         The affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

         Stockholder ratification of the selection of PricewaterhouseCoopers LLP is not required by the Company's bylaws or other applicable legal requirements. However, the Audit Committee is submitting the selection to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, it will be considered as a direction to the Audit Committee to select another independent accounting firm. It is understood that even if the selection is ratified, the Audit Committee at its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its stockholders.

         THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                           AVAILABILITY OF 10-K REPORT

THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 WITH THE SECURITIES EXCHANGE COMMISSION ON MARCH 12, 2004. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY
STOCKHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF CHARGES WHICH APPROXIMATE THE COMPANY'S COST OF REPRODUCTION OF THE EXHIBITS. REQUESTS FOR COPIES OF THE REPORT SHOULD BE SENT TO THE OFFICE OF THE CORPORATE SECRETARY AT THE MAILING ADDRESS OF THE COMPANY LISTED ON PAGE ONE OF THIS PROXY STATEMENT.

OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                                   For the Board of Directors

                                                   Matthew Roberts
                                                   SECRETARY

Dated: May 4, 2004

                                   APPENDIX A

                                    --------
                                     E-LOAN
                                    --------

                                  E-LOAN, INC.

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

         The function of the Audit Committee of the Board of Directors of E-LOAN, INC. is to provide assistance to E-LOAN directors in their oversight of: (a) the integrity of E-LOAN's financial statements; (b) the accounting and financial reporting processes and the audits of E-LOAN's financial statements; (c) E-LOAN's compliance with legal and regulatory requirements; (d) the independent auditors' qualifications and independence; and (e) the performance of E-LOAN's internal audit function and independent auditors. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the management of E-LOAN.

II.      MEMBERSHIP AND ORGANIZATION

         The Audit Committee is a committee of the Board of Directors. The Audit Committee shall be composed of at least three Directors determined by the Board of Directors to meet the independence and financial literacy requirements of the NASDAQ Stock Market, Inc. ("NASDAQ") and applicable federal law. Appointment to the Committee and the designation of Committee members as "financial experts" shall be made on an annual basis by the full Board.

         The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

III.     RESPONSIBILITIES

         In furtherance of its purpose, the Audit Committee shall have the following authority and responsibilities:

            o Be solely responsible for the appointment, compensation, evaluation, retention and oversight of the work of independent auditors engaged (including the resolution of any disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for E-LOAN. The independent auditors shall report directly to the Audit Committee, as representatives of the shareholders of E-LOAN.

            o Review and reassess the adequacy of the Committee's charter at least annually and recommend any proposed changes to the Board for approval.

            o Review the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the disclosure in Management's Discussion and Analysis of Financial Condition and Results of Operations, and major issues regarding accounting principles and disclosures.

            o Obtain and review a formal written statement from the independent auditors describing all relationship or services that may impact the objectivity and independence of the independent auditors.

            o Obtain written confirmation on at least an annual basis from the independent auditors assuring the auditors' independence; discuss such reports with the independent auditors, and if so determined by the Audit Committee, take appropriate action to satisfy itself of the independence of the independent auditors.

            o Review with the independent auditors the auditors' judgments about the quality, not just the acceptability, of E-LOAN's accounting principles and underlying estimates, and such matters as are required to be discussed with the Committee under generally accepted accounting standards.

            o Pre-approve all audit and non-audit engagements or services (with exceptions provided for de minimus amounts under certain circumstances as described by law) to be provided by the independent auditors. The Committee may delegate to one or more Committee members the authority to pre-approve non-audit services between regularly scheduled meetings provided that such approval is reported to the full Committee at the next Committee meeting.

            o Review and discuss with the independent auditors: (a) audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditors' procedures with respect to interim periods.

            o     Review and discuss  reports from the  independent  auditors on
                  (a) all critical accounting policies and practices used by E-LOAN, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management.

            o Obtain from the independent auditors assurance that it will inform the Committee concerning any information indicating that an illegal act has or may have occurred that could have a material effect on E-LOAN's financial statements, and assure that such information has been conveyed to the Committee, in accordance with Section 10A of the Private Securities Litigation Reform Act of 1995.

             o Obtain and review a report from the independent auditors describing (a) the auditing firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with such issues.

            o Review with management and the independent auditors: (a) the effectiveness of E-LOAN's internal control over financial reporting (including any material weaknesses and material changes in internal control over financial reporting reported to the Committee by the independent auditors or management);
                  (b) E-LOAN's internal audit
                  procedures; and (c) the effectiveness of E-LOAN's disclosure controls and procedures and management reports thereon.

            o Review separately with management, the internal accounting department and the independent auditors at the completion of the annual examination:

                  - The Company's annual financial statements and related footnotes.

                  - The independent auditors' audit of the financial statements and its report thereon.

                  -  Any  significant   changes   required  in  the  independent
                     auditors' audit plan.

                  -  Any  serious   difficulties  or  disputes  with  management
                     encountered during the course of the audit, including management's response thereto.

                  -  Other matters related to the conduct of the audit which are
                     to  be   communicated  to  the  Committee  under  generally
                     accepted auditing standards.

            o     Discuss  with   management  and  the   independent   auditors,
                  quarterly earnings press releases, including the interim financial information and earnings guidance provided to analysts and rating agencies.

            o Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in E-LOAN's annual proxy statement.

            o     Establish procedures for the receipt, retention, and treatment
                  of  complaints   received  by  E-LOAN  regarding   accounting,
                  internal accounting controls, or auditing matters.

            o     Establish   procedures   for   the   confidential,   anonymous
                  submission by employees of E-LOAN of concerns regarding questionable accounting or auditing matters.

            o Establish policies for the hiring of employees and former employees of the independent auditors.

            o Review and pre-approve all related-party transactions (as defined in Item 404 of Regulation S-K).

            o     Engage  in  an  annual   self-assessment   with  the  goal  of
                  continuing improvement.

IV.      MEETINGS

            o The Committee shall hold regular meetings on such days as it shall determine. Other meetings of the Committee will be held at the request of the Chair of the Committee or any two other Committee members. The Audit Committee shall meet in executive session with the independent auditors and management periodically. Minutes shall be regularly kept of Committee proceedings, by a person appointed by the Committee to do so.

            o Prior to each regularly scheduled meeting, the Committee will receive a prepared agenda for the meeting. Other topics for discussion may be introduced at the meeting at the request of any Committee member.

            o Such corporate officers and other employees of E-LOAN as the Committee may regularly from time-to-time designate, shall attend the meetings.

            o The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

            o The Chairman of the Audit Committee shall report on Audit Committee activities to the Board of Directors after each Committee meeting.

V.       ADVISORS

            o The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms for its advisors, and funding for payment of such fees and reimbursement of ordinary administrative expenses that are necessary or appropriate in carrying out its duties.



March 12, 2004

                                    --------
                                     E-LOAN
                                    --------

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS JUNE 11, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Christian A. Larsen and Matthew Roberts, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the annual meeting of shareholders of E-LOAN, Inc. to be held on June 11, 2004, at 10:00 a.m., local time, at the Marriott Hotel, located at 2600 Bishop Drive, San Ramon, California 94583, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL ONE:

1. To elect two (2) Class II directors to hold office for a term ending in 2007 and until their successors are elected.

      [ ] FOR all nominees listed below (except as marked below)

      [ ] WITHHOLD AUTHORITY  to vote for all nominees listed below

               Robert C. Kagle

               James G. Jones

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE THAT NOMINEE'S NAME FROM THE LIST ABOVE.

E-LOAN'S AUDIT COMMITTEE RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL TWO:

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

      [ ] FOR                      [ ] AGAINST                 [ ] ABSTAIN

The undersigned hereby acknowledges receipt of (a) Notice of Annual Meeting of Shareholders to be held June 11, 2004, (b) the accompanying Proxy Statement, and
(c) the annual report of the Company for the year ended December 31, 2003. If no specification is made, this proxy will be voted FOR proposals one and two.

Date:                      , 2004
     ---------------------

Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.


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